UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 15, 2011

Commission File Numbers	Name of Registrants, State of Incorporation, Address and Telephone Number	IRS Employer Identification Numbers

1-40	PACIFIC ENTERPRISES (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2020	94-0743670

1-1402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2011 joint Annual Meeting of Shareholders of Southern California Gas Company (“SoCalGas”) and Pacific Enterprises (“PE”) was held on June 15, 2011.   At the Annual Meeting, shareholders of SoCalGas:

(1)

elected for the ensuring year all four of the director nominees;

(2)

adopted by a majority of votes cast an advisory vote approving the company’s executive compensation as reported in the company’s information statement for the Annual Meeting; and

(3)

adopted by a majority of votes cast an advisory vote that the company should conduct future advisory votes on executive compensation every year.

At the Annual Meeting, shareholders of PE:

(1)

elected for the ensuring year all four of the director nominees;

(2)

adopted by a majority of votes cast an advisory vote approving the company’s executive compensation as reported in the company’s information statement for the Annual Meeting; and

(3)

adopted by a majority of votes cast an advisory vote that the company should conduct future advisory votes on executive compensation every year.

Below are the final voting results.

Proposal 1: Election of Directors of SoCalGas

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Allman	91,350,970	0	0	0
Javade Chaudhri	91,350,970	0	0	0
Joseph A. Householder	91,350,970	0	0	0
Mark A. Snell	91,350,970	0	0	0

Proposal 1: Election of Directors of PE

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael W. Allman	83,917,664	0	0	0
Javade Chaudhri	83,917,664	0	0	0
Joseph A. Householder	83,917,664	0	0	0
Mark A. Snell	83,917,664	0	0	0

Proposal 2: Advisory Vote on Executive Compensation of SoCalGas

Votes
Votes For	91,350,970
Votes Against	0
Abstentions	0
Broker Non-Vote	0

Proposal 2: Advisory Vote on Executive Compensation of PE

Votes
Votes For	83,917,664
Votes Against	0
Abstentions	0
Broker Non-Vote	0

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

of SoCalGas

Votes
Votes For Every Year	91,350,970
Votes For Every Two Years	0
Votes For Every Three Years	0
Abstentions	0
Broker Non-Vote	0

Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

of PE

Votes
Votes For Every Year	83,917,664
Votes For Every Two Years	0
Votes For Every Three Years	0
Abstentions	0
Broker Non-Vote	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

  PACIFIC ENTERPRISES
(Registrant)

Date: June 17, 2011	By: /s/ Robert M. Schlax
Robert M. Schlax Vice President, Controller and Chief Financial Officer

SOUTHERN CALIFORNIA GAS COMPANY
(Registrant)

Date: June 17, 2011	By: /s/ Robert M. Schlax
Robert M. Schlax Vice President, Controller and Chief Financial Officer